CNM-Au8 VISIONARY-MS Trial | Long Term Extension Clinical Results

Heidi Beadnall MBBS FRACP PhD[1], Alexander Klistorner PhD[1], Robert Sergott MD[2], Benjamin Greenberg MD MHS FANA FAAN CRND[3], Austin Rynders RN[4], Karen S. Ho PhD[4], Jacob Evan[4], Jeremy Evan PA-C[4], Ryan McBride[1], Kyle McBride[1], Alan Hartford PhD[5], Robert Glanzman MD FAAN[4], Michael Hotchkin[4], Michael Barnett MBBS FRACP PhD[1]
[1] Brain and Mind Centre, University of Sydney, Camperdown, NSW, Australia, [2] Thomas Jefferson University Annesley EyeBrain Center, Philadelphia, PA, USA, 3 UT Southwestern Medical Center, Dallas, TX, USA, [4] Clene Nanomedicine, Inc., Salt Lake City, UT, USA,
[5] Instat Clinical Research, Chatham, New Jersey, USA

VISIONARY-MS STUDY

ACTRIMS 2024
P102

CONCLUSION | Long-Term CNM-Au8 30mg Treatment Resulted in Continued Improvement of Low Contrast Vision, Cognition, and Global Neurological Function

Design Overview | Phase 2 Study: 48-Week Double-Blind Placebo-Controlled Treatment Period With Up to 96-Week Long-Term Open Label Extension (LTE) at the CNM-Au8 30mg Dose

- Enrolled stable relapsing remitting MS participants with chronic optic neuropathy on background DMTs (92% treated with DMT; 53% monoclonal antibody infusion, 32% oral)
- n=73 of 150 planned – study ended prematurely due to COVID pandemic-related enrollment challenges
- LTE was offered to participants in Australia; n= 55 were eligible and continued into the LTE

Primary and Secondary Endpoints at Week 48

1° EP
Change in Low Contrast Letter Acuity (LCLA)



2° EP
Change in modified MS Functional Composite (mMSFC, 6-domain)


9HPT (D/ND)
SDMT
T25FWT
LCLA (Affected/ Fellow)

mITT Population: included all valid clinical data; censored observations involved:

- Change in mobility assist device (cane to walker) for T25FW (n=1)
- Invalid data from 1 of 11 sites (n=9) with LCLA testing issues

LTE Safety

CNM-Au8 treatment was safe and well-tolerated during the LTE

- Treatment emergent adverse events (TEAEs) were transient and predominantly mild-to-moderate; the most common TEAEs included: upper respiratory infection (56%), headache (36%), urinary tract infection (20%)
- 6 SAEs were reported over 82.9 years of cumulative participant follow-up including: (2) nephrolithiasis, (1) non-ST elevation myocardial infarction, (1) diverticulitis, (1) neutropenia, and (1) pneumonia; all resolved and were assessed as not related to CNM-Au8 by the investigators
- No dose limiting adverse events; average daily treatment compliance was 94% (bottles consumed/dispensed)

LTE Results | Exploratory Clinical Efficacy

Symbol Digit Modalities Test (Working Memory and Cognition)

Original CNM-Au8


Longitudinal SDMT | Change from Baseline (Total Score) | All Active
In LTE Participants Originally Randomized to CNM-Au8 (n=35), mITT Population
LS Mean ± SEM, Change from Baseline (Preliminary)
Double-Blind Period
Open Label Period (CNM-Au8 30mg)
Improvement
Weeks (Post-Randomization)

Ex-Placebo to CNM-Au8


Longitudinal SDMT | Change from Baseline (Total Score)
In LTE Participants Originally Randomized to Placebo (n=11), mITT Population
LS Mean ± SEM, Change from Baseline (Preliminary)
Double-Blind Period
Open Label Period (CNM-Au8 30mg)
Improvement
Weeks (Post-Randomization)
ex-Placebo to CNM-Au8 30mg OLE
Original Placebo (LTE participants only)

LTE Results | Primary and Secondary Clinical Efficacy Outcomes Up to Week 144

1° EP | LCLA Change Across Eyes (Total Correct Letters)

Original CNM-Au8


Longitudinal LCLA | Change from Baseline (Total Correct, Both Eyes) | All Active
In LTE Participants Originally Randomized to CNM-Au8 (n=35), mITT Population
LS Mean ± SEM, Change from Baseline (Preliminary)
Double-Blind Period
Open Label Period (CNM-Au8 30mg)
Improvement
LCLA Total Correct Letters (Both Eyes) LS Mean Change from Baseline
Weeks (Post-Randomization)

LTE: LS mean difference vs. randomization baseline: # p≤0.0001, *** p≤0.001, ** p≤0.01, *p≤0.05

Ex-Placebo to CNM-Au8


Longitudinal LCLA | Change from Baseline (Total Correct, Both Eyes)
In LTE Participants Originally Randomized to Placebo (n=11), mITT Population
LS Mean ± SEM, Change from Baseline (Preliminary)
Double-Blind Period
Open Label Period (CNM-Au8 30mg)
Improvement
Weeks (Post-Randomization)

MMRM accounts for missing data; all visits with ≥ 60% participant values are graphed.
LTE: LS mean difference vs. randomization baseline: # p≤0.0001, *** p≤0.001, ** p≤0.01, *p≤0.05

2° EP | Global Neurological Function mMSFC Mean Standardized Change (6-domain)

Original CNM-Au8


Longitudinal mMSFC | Change from Baseline | All Active
In LTE Participants Originally Randomized to CNM-Au8 (n=35), mITT Population
LS Mean ± SEM, Change from Baseline (Preliminary)
Double-Blind Period
Open Label Period (CNM-Au8 30mg)
Improvement
mMSFC Z-Score LS Mean Change from Baseline
Weeks (Post-Randomization)

LTE: LS mean difference vs. randomization baseline: # p≤0.0001, *** p≤0.001, ** p≤0.01, *p≤0.05

Ex-Placebo to CNM-Au8


Longitudinal mMSFC | Change from Baseline | Ex-Placebo
In LTE Participants Originally Randomized to Placebo (n=11), mITT Population
LS Mean ± SEM, Change from Baseline (Preliminary)
Open Label Period (CNM-Au8 30mg)
Double-Blind Period
Improvement
Weeks (Post-Randomization)
Original Placebo (LTE participants only)
ex-Placebo to CNM-Au8 30mg OLE
ex-Placebo to CNM-Au8 30mg OLE (Without Outlier, n=1)

Acknowledgements: We thank the study participants and their families for their support and willingness to engage in clinical research. We thank the site investigators for their research excellence and dedication to patients. Disclosures: Dr. Greenberg is a consultant to and has equity in Clene.

Clene Nanomedicine